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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - July 24, 2002


                                _________________


                        THE ULTIMATE SOFTWARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      000-24347             65-0694077
--------------------------------  ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)




         2000 Ultimate Way, Weston, Florida                      33326
    -------------------------------------------               ------------
     (Address of principal executive offices)                  (Zip Code)


                                 (954) 331-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On July 24, 2002, The Ultimate Software Group, Inc. (the "Company") issued a press release announcing its financial results for the three and six months ended June 30, 2002. In the press release, the Company also announced that it raised capital during the second quarter of 2002 and in July 2002 through the private sales of a total of 625,000 shares of the Company's common stock, par value $0.01 ("Common Stock") and warrants to purchase a total of 62,500 shares of Common Stock at $4 per share. A copy of such press release is included as Exhibit 99.1 hereto. As of the date of this Form 8-K, the total number of shares of Common Stock issued and outstanding was 16,479,693.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibit

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release, dated July 24, 2002.

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE ULTIMATE SOFTWARE GROUP, INC.

                                      By: /s/ Mitchell K. Dauerman
                                          --------------------------------------
                                          Mitchell K. Dauerman
                                          Executive Vice President, Chief
                                          Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

Dated: August 1, 2002

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                                  Exhibit Index

         Exhibit Number           Exhibit Description

         Ex 99.1           Press Release, dated July 24, 2002.

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